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               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
February 10, 1994 (December 16, 1993)
- -------------------------------------


                      NEW PLAN REALTY TRUST
       (Exact Name of Registrant as Specified in Charter)


      Massachusetts              0-7532          13-1995781
- -----------------------------------------------------------------
(State or Other Jurisdiction   (Commission      (IRS Employer
    of Incorporation)          File Number)   Identification No.)



1120 Avenue of the Americas, New York, New York       10036
- -----------------------------------------------------------------
(Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code
(212) 869-3000
- --------------

- -----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)

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
Item 2.  Acquisition and Disposition of Assets

     Since the last Form 8-K filed by New Plan Realty Trust (the
"Company") dated November 17, 1993, as amended by Form 8-K/A filed by the Company dated January 13, 1994, the Company has made the following acquisitions:

     On December 16, 1993, the Company acquired a shopping center, Wabash Crossing, from Wabash Partners. The property is located in Wabash, Indiana and consists of approximately 167,000 square feet of gross leasable area on approximately 18 acres. Wabash Crossing has space for ten tenants and is currently fully occupied. The major tenants are: Kmart, Clark's Finer Foods and Walgreens.

     On December 17, 1993, the Company acquired a garden apartment complex, Hickory Lake Apartments, from McNeil Real
Estate Fund XXI LP.  The property is located in Nashville,
Tennessee and consists of 322 apartment units on approximately 26 acres. Hickory Lake Apartments is currently 94% occupied.

     On January 6, 1994, the Company acquired a shopping center, Stone Mill Plaza, from Travelers Insurance Company. The property is located in Lancaster, Pennsylvania and consists of approx-imately 91,000 square feet of gross leasable area on approximately 21 acres. Stone Mill Plaza has space for 23 tenants and is currently 96% occupied. The major tenants are:
Giant Foods and Rite Aid.

Item 7.  Financial Statements, Pro Forma Financial Statements and
Exhibits.

     (a) and (b)    Financial Statements of Businesses Acquired
                    and Pro Forma Financial Information.

     The aggregate purchase price of the three acquired properties (collectively, the "Properties") described in Item 2 above was approximately $22 million, all of which was paid by the Company in cash. The purchase price of the Properties, individually and in the aggregate, represents less than 10% of the total unaudited assets of the Company.

     However, because the Properties when added to prior unaudited acquisitions exceeds 10% of the unaudited assets of the Company, included herewith are the following financial statements reflecting the acquisition of the Properties.

1.   Report of Eichler, Bergsman, Belonsky & Guz, Independent
     Certified Public Accountants, dated February 3, 1994.

2. Certain properties acquired - Historical summary of revenues and certain operating expenses for the year ended
     July 31, 1993.

3. New Plan Realty Trust and Subsidiaries - Estimates of net income and funds generated from certain properties acquired
     (unaudited), and related Notes.

4. New Plan Realty Trust and Subsidiaries - Pro forma condensed financial statements (unaudited):

     (a) Pro forma condensed statements of income for the three months ended October 31, 1993 and the twelve months ended July 31, 1993.

     (b) Pro forma condensed balance sheet as at October 31, 1993.
     (c)  Notes to pro forma condensed financial statements.

     (c)  Exhibits.

          None.

                           SIGNATURES
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 10, 1994

                                   NEW PLAN REALTY TRUST



                                   By:/s/ Michael I. Brown
                                      --------------------
                                      Michael I. Brown
                                      Chief Financial Officer
                                        and Controller

New Plan Realty Trust
1120 Avenue of the Americas
New York, NY  10036


                  INDEPENDENT AUDITOR'S REPORT
                  ----------------------------

We have audited the accompanying Historical Summary of Revenues and Certain Operating Expenses of Wabash Crossing, Hickory Lake Apartments, and Stone Mill Plaza (the "Properties") for the year ended July 31, 1993. This Historical Summary is the responsibility of New Plan Realty Trust's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and its use for any other purpose may be inappropriate. Accordingly, as described in the Note to the Historical Summary, the statement excludes interest, depreciation, and general and administrative expenses for the period examined, and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the Historical Summary referred to above represents fairly, in all material respects, the revenues and certain operating expenses (exclusive of interest, depreciation and general and administrative expenses) in conformity with generally accepted accounting principles.

Eichler Bergsman Belonsky & Co.
New York, New York
February 3, 1994

                   CERTAIN PROPERTIES ACQUIRED
  HISTORICAL SUMMARY OF REVENUES AND CERTAIN OPERATING EXPENSES
                FOR THE YEAR ENDED JULY 31, 1993


Rental Income                                 $2,791,929

     Repairs and maintenance        89,875
     Real estate taxes             304,593
     Certain operating expenses    640,718     1,035,186
                                   -------     ---------

Excess of revenues over
  certain operating expenses                  $1,756,743
                                               =========

NOTE:

The historical summary of revenues and certain operating expenses relate to the operations of Wabash Crossing, Hickory Lake Apartments, and Stone Mill Plaza (the "properties") while under ownership previous to New Plan Realty Trust. Wabash Crossing and Stone Mill Plaza are shopping centers and Hickory Lake Apartments is a residential apartment complex. The accounts of Wabash Crossing are for the twelve months ended December 31, 1993, its normal business year and have been combined with the accounts of the twelve months ending July 31, 1993 for the other properties.

The summary has been prepared on the accrual method of accounting. Operating expenses include maintenance and repair expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expense, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

Minimum future rentals for years ended July 31, under existing commercial operating leases at the shopping centers being reported on are approximately as follows (in thousands):

     1994 -  $1,649      1997 -      $ 1,439
     1995 -   1,539      1998 -        1,358
     1996 -   1,505      thereafter - 18,170

The above assumes that all leases which expire are not renewed, therefore neither renewal rentals nor rentals from replacement tenants are included.

Minimum future rentals do not include contingent rentals which may be received under certain leases on the basis of percentage of reported tenants' sales volume, increases in Consumer Price Indices, common area maintenance charges and real estate tax reimbursements.

             NEW PLAN REALTY TRUST AND SUBSIDIARIES
        REQUIREMENTS PURSUANT TO RULE 3-14 REGULATION S-X

Part I    MANAGEMENT ASSESSMENT

     Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the property, location, condition and quality of design and construction are evaluated. Management also always conducts Phase I and II environmental tests. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisition other than those discussed above.

Part II   ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
          CERTAIN PROPERTIES ACQUIRED (UNAUDITED)

     The following presents an estimate of net income and funds generated from the operation of the Properties for a twelve month period based on the Historical Summary of Revenues and Certain Operating Expenses for the Year Ended July 31, 1993 (attached). These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

Estimates of income:
- ----------------------------------------

Operating income before depreciation and
  mortgage interest expense                   $1,757,000

Less:
Estimated depreciation                           439,000
                                              ----------

Estimated taxable operating income            $1,318,000     (A)
                                              ==========

Estimates of funds generated:
- ----------------------------------------
Estimated taxable operating income            $1,318,000

Add:  Estimated depreciation                     439,000
                                              ----------

Estimate of funds generated                   $1,757,000     (A)
                                              ==========



(A) Estimates of operating income, net taxable income and funds generated, do not include approximately $608,000 of revenue increases that have occurred subsequent to August 1, 1993.

             NEW PLAN REALTY TRUST AND SUBSIDIARIES
    NOTES TO ESTIMATES OF NET INCOME AND FUNDS GENERATED FROM
                   CERTAIN PROPERTIES ACQUIRED
                           (UNAUDITED)

Basis of Presentation

     1. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

     2. No income taxes have been provided because New Plan Realty Trust is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, the Trust does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

             NEW PLAN REALTY TRUST AND SUBSIDIARIES
            PRO FORMA CONDENSED FINANCIAL STATEMENTS
                           (UNAUDITED)

     The following unaudited pro forma condensed balance sheet at October 31, 1993 reflects the acquisition of two shopping centers, Wabash Crossing and Stone Mill Plaza, and a garden apartment complex, Hickory Lake Apartments.

     The pro forma condensed statements of income for the year ended July 31, 1993 and the three months ended October 31, 1993 assume the acquisition of these properties as if they had occurred as of August 1, 1992 and 1993, respectively. This pro forma information is based on the historical statements of the Trust after giving effect to the acquisition of these properties.

     The unaudited pro forma condensed financial statements have been prepared by New Plan Realty Trust management. The unaudited pro forma condensed statements of income may not be indicative of the results that would have actually occurred if the acquisitions had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed financial statements should be read in conjunction with New Plan Realty Trust's audited financial statements as of July 31, 1993 and for the year then ended (which are contained in the Trust's Form 10-K for the year ended July 31, 1993) and the unaudited financial statements as of October 31, 1993 and for the three months then ended (which are contained in the Trust's Form 10-Q for the period ended October 31, 1993) and the accompanying notes.

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                THREE MONTHS ENDED OCTOBER 31, 1993

                                                 HISTORICAL          PRO FORMA
                             AS REPORTED         ACQUISITIONS        ADJUSTMENTS        PRO FORMA
                             -----------         ------------        -----------        -----------
Rental Revenues              $20,057,000         $698,000            $ 152,000  (2)     $20,907,000
Interest And Dividends         1,847,000                              (249,000) (3)       1,598,000
                             ------------------------------------------------           -----------

                              21,904,000          698,000             ( 97,000)          22,505,000
Operating Expenses             6,693,000          259,000                       (2)       6,952,000
Depreciation Expense           2,400,000                               110,000  (4)       2,510,000
Mortgage Interest Expense        450,000                                                    450,000
                             ------------------------------------------------           -----------

                              12,361,000          439,000             (207,000)          12,593,000
Other Deductions                 791,000                                                    791,000
Other Income                     494,000                                                    494,000
                             ------------------------------------------------           -----------

Net Income                   $12,064,000         $439,000            ($207,000)         $12,296,000
                             ================================================           ===========

Net Income Per Share                $.25                                                       $.25
Average Shares Outstanding    49,005,000                                                 49,005,000

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                         PRO FORMA CONDENSED STATEMENT OF INCOME (UNAUDITED)
                                                      YEAR ENDED JULY 31, 1993

                                                                                  PREVIOUSLY REPORTED
                                       HISTORICAL   PRO FORMA                     HISTORICAL         PRO FORMA     REVISED
                          AS REPORTED  ACQUISITIONS ADJUSTMENTS     PRO FORMA     ACQUISITIONS(5)    ADJUSTMENTS   PRO FORMA
                          ----------------------------------------  -------------------------------------------------------------

RENTAL REVENUES           $65,308,000  $2,792,000   $ 608,000   (2) $68,708,000   $8,674,000         $ 1,534,000   $78,916,000
INTEREST AND DIVIDENDS     11,001,000                (944,000)  (3)  10,057,000                       (2,869,000)    7,188,000
                          -----------  ----------   ---------       -----------   ----------         -----------   -----------
                           76,309,000   2,792,000    (336,000)       78,765,000    8,674,000          (1,335,000)   86,104,000
OPERATING EXPENSES         22,440,000   1,035,000     439,000   (4)  23,475,000    3,059,000                        26,534,000
DEPRECIATION EXPENSE        7,574,000                                 8,013,000                        1,334,000     9,347,000
MORTGAGE INTEREST EXPENSE   1,386,000                                 1,386,000                                      1,386,000
                          -----------  -----------  ---------       -----------   ----------         -----------   -----------
                           44,909,000   1,757,000    (775,000)       45,891,000    5,615,000          (2,669,000)   48,317,000
OTHER DEDUCTIONS            2,620,000                                 2,620,000                                      2,620,000
OTHER INCOME                  940,000                                                                    940,000
                              940,000
                          -----------  ----------   ---------       -----------   ----------         -----------   -----------
  NET INCOME              $43,229,000  $1,757,000   $(775,000)      $44,211,000   $5,615,000         ($2,669,000)  $47,157,000
                          ===========  ==========   =========       ===========   ==========         ===========   ===========

EARNINGS PER SHARE               $.89                                      $.91                                           $.97

AVERAGE SHARES
  OUTSTANDING              48,838,346                                48,838,346                                     48,838,346

SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

                                               NEW PLAN REALTY TRUST AND SUBSIDIARIES
                                            PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)
                                                       AS OF OCTOBER 31, 1993


                                                        PRO FORMA
                                  AS REPORTED           ADJUSTMENTS             PRO FORMA
                                  ------------          ---------------         ------------
ASSETS:

  REAL ESTATE                     $407,630,000          $21,961,000 (1)         $429,591,000
 CASH, CASH EQUIVALENTS, MKT
  SEC AND OTHER
  INVESTMENTS                      108,915,000          (21,961,000)(1)           86,954,000
 OTHER                              13,072,000                                    13,072,000
                                  ------------                                  ------------

    TOTAL ASSETS                  $529,617,000                                  $529,617,000
                                  ============                                  ============

LIABILITIES:

  MORTGAGES PAYABLE               $ 17,429,000                                  $ 17,429,000
  OTHER LIABILITIES                 11,635,000                                    11,635,000
                                  ------------                                  ------------
                                    29,064,000                                    29,064,000
SHAREHOLDERS' EQUITY               500,553,000                                   500,553,000
                                  ------------                                  ------------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY              $529,617,000                                  $529,617,000
                                  ============                                  ============


SEE ACCOMPANYING NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

             NEW PLAN REALTY TRUST AND SUBSIDIARIES
  NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)


1.   Represents the acquisition of the Properties for cash.

2. Amounts as reported have been adjusted by historical results for the year ended July 31, 1993. These adjustments to the Pro Forma Condensed Statements of Income (Unaudited) have the effect of reflecting the results for the year ended July 31, 1993 and the three months ended October 31, 1993 as if the Properties had been acquired as of August 1, 1992 and 1993 respectively. Pro forma adjustments to rental revenue includes increases in rent as if such increase occurred at the beginning of the period.

3. The reduction in interest and dividend income is due to the actual use of cash and cash equivalents to pay the purchase price of the acquisitions. The average rate of return for the year ended July 31, 1993 and the three months ended October 31, 1993 was 4.3% and 4.5% respectively.

4. Estimated depreciation was based upon an allocation of the purchase price to land (20%) and building (80%) with the depreciation being taken over a 40 year life using the straight line method.

5.   Refer to Form 8 Amendment No. 1 dated October 6, 1993 and
     Form 8 Amendment No. 1 dated January 13, 1994 for previously reported amounts.